UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2026

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

(407) 298-2000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LGL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On May 11, 2026, The LGL Group, Inc. ("LGL Group" or the "Company") issued a press release to announce the commencement of a subscription rights offering (the "Rights Offering"), which is described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 of this Current Report on, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The description of the Rights Offering in Item 8.01 is only a summary and is qualified in its entirety by reference to the press release.

Item 8.01.	Other Events

The Board of Directors of the Company approved the commencement of the Rights Offering to purchase shares of its common stock, par value $0.01 per share (the "Common Stock") to its existing stockholders of record of the Common Stock. The record date will be set once the Securities and Exchange Commission (the "SEC") declares the Form S-1 registration statement effective.

Each holder of the Common Stock as of the record date will receive one (1) subscription right for each share of Common Stock owned (the "Rights"). One (1) Right will entitle their holder to purchase one (1) share of Common Stock at a subscription price that is yet to be determined. Based on the terms currently under consideration, the subscription price is expected to equal the greater of: (i) a discount of not less than 1% and not more than 5% to the average of the daily volume-weighted average prices ("VWAP") of the Common Stock over the thirty (30) consecutive trading days ending on the pricing date; or (ii) $6.81, the Company's book value attributable to LGL Group common stockholders per share as of March 31, 2026. The Company intends to apply the Rights for listing the NYSE American, subject to NYSE American approval.

Each Rights holder who is a stockholder of record as of the record date and fully exercise its basic subscription right will be entitled to subscribe for additional shares of Common Stock pursuant to an over-subscription privilege, subject to availability and proration. Rights acquired in the secondary market may not participate in the over-subscription privilege.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A Form S-1 registration statement and prospectus describing the terms of the Rights and the shares of Common Stock issuable upon exercise thereof will be filed with the SEC and will be available on the SEC's website located at http://www.sec.gov. Holders of Common Stock should read the prospectus carefully, including the Risk Factors section included and incorporated by reference therein. This communication contains a general summary of the Rights. Please read the rights agreement when it becomes available as it will contain important information about the terms of the Rights.

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this communication which are not historical facts are forward-looking statements, including statements of expectations of or assumptions about the Company’s financial and operational performance, revenues, earnings per share, cash flow or use, cost savings and operational efficiencies. The words "anticipate," "assume," "believe," "budget," "estimate," "expect," "forecast," "intend," "plan," "project," "will," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are based on assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors that the Company believes are appropriate under the circumstances. All forward-looking statements involve a number of known and unknown risks and uncertainties which could affect the Company’s actual results and performance and could cause its actual results and performance to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Additionally, there can be no guarantee that any stockholder of the Company will exercise the Rights held by such stockholders, and as a result there can be no guarantee that the Company will derive the benefits of the transaction described in this communication. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent filings with the SEC. Forward-looking statements are not guarantees of future performance and actual results or performance may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this communication speak as of the date of this communication. The forward-looking statements contained in this communication reflect management’s estimates and beliefs as of the date of this communication. Except as required by law, the Company does not undertake to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of The LGL Group, Inc. dated May 11, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LGL GROUP, INC.
(Registrant)

Date: May 11, 2026	By:	/s/ Patrick Huvane
		Name:	Patrick Huvane
		Title:	Executive Vice President - Business Development